COLUMBIA INCOME FUND
                                  (the "Fund")
               Supplement to the Statement of Additional Information dated August 1, 2004 as Revised September 17, 2004


The following investment policy is added to the list in the section "Investment Goals and Policies" in Part 1 of the Statement of Additional Information:

Mortgage Dollar Rolls (Income Fund only)



751-35/310T-1004                                               October 14, 2004